UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 9, 2009
CLAIRE’S STORES, INC.
(Exact name of registrant as specified in its charter)
Florida
(State or other jurisdiction of incorporation)

333-148108	59-0940416
(Commission File Number)	(IRS Employer Identification Number)
3 S.W. 129th Avenue, Pembroke Pines, Florida 33027
(Address of principal executive offices)
Registrant’s telephone number, including area code: (954) 433-3900
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On September 9, 2009, Claire’s Stores, Inc. (the “Company”) issued a press release announcing results for the second quarter of fiscal 2009, and certain other information. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.
     The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits.

Exhibit 99.1—Claire’s Stores, Inc. Press Release dated September 9, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.
Date: September 10, 2009	By:	/s/ J. Per Brodin
J. Per Brodin
Chief Financial Officer

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